UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 7, 2023

ARES MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2023, Ares Management Corporation (the “Company”) issued $500,000,000 aggregate principal amount of its 6.375% Senior Notes due 2028 (the “Notes”) pursuant to a previously announced underwritten public offering (the “Offering”). The Notes were issued pursuant to a base indenture, dated as of November 10, 2023 (the “Base Indenture”) between the Company and U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of November 10, 2023, among the Company, Ares Finance Co. LLC, a Delaware limited liability company (“AFC”), Ares Finance Co. II LLC, a Delaware limited liability company (“AFC II”), Ares Finance Co. III LLC, a Delaware limited liability company (“AFC III”), Ares Finance Co. IV LLC, a Delaware limited liability company (“AFC IV”), Ares Holdings L.P., a Delaware limited partnership (“Ares Holdings”), Ares Management LLC, a Delaware limited liability company (“Ares Management”), and Ares Investments Holdings LLC, a Delaware limited liability company (together with AFC, AFC II, AFC III, AFC IV, Ares Holdings, and Ares Management, the “Guarantors”) and the Trustee (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Notes were sold pursuant to an effective automatic shelf registration statement on Form S-3 (as amended, the “Registration Statement”) (File Nos. 333-270053, 333-270053-01, 333-270053-02, 333-270053-03, 333-270053-04, 333-270053-05, 333-270053-06 and 333-270053-07), filed with the U.S. Securities and Exchange Commission on February 27, 2023. The terms of the Offering are described in a Prospectus, dated February 27, 2023, as supplemented by a Prospectus Supplement, dated November 7, 2023.

The information contained in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes bear interest at a rate of 6.375% per annum accruing from November 10, 2023. Interest is payable semi-annually in arrears on May 10 and November 10 of each year, commencing on May 10, 2024. The Notes will mature on November 10, 2028 unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Company. The Notes are fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Company’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate, sell, assign, transfer, lease or convey all or substantially all of their assets. The Indenture also provides for customary events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all Notes, together with any accrued and unpaid interest thereon, to be due and payable immediately upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically will become due and payable. On or after October 10, 2028, the Notes may be redeemed at the Company’s option in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of any Notes being redeemed, plus in each case any accrued and unpaid interest to, but excluding, the date of redemption In additional, the Notes may be redeemed, in whole or in part, at any time prior to October 10, 2028, at a redemption price equal to the greater of (i) 100% of the principal amount of any Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) on any Notes being redeemed, discounted to the Redemption Date on a semiannual basis, at the Treasury Rate (as defined in the Indenture) plus 30 basis points, plus in each case accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the date of redemption.

The preceding is a summary of the terms of the Base Indenture, the First Supplemental Indenture and the forms of the Notes, and is qualified in its entirety by reference to the Base Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K, the First Supplemental Indenture filed as Exhibit 4.2 to this Current Report on Form 8-K, and the form of the Notes filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference as though they were fully set forth herein.

Item 8.01	Other Events.

The information set forth above under Item 1.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Underwriting Agreement

In connection with the issuance and sale of the Notes, the Company entered into an underwriting agreement, dated November 7, 2023 (the “Underwriting Agreement”), with Morgan Stanley & Co. LLC, BofA Securities, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities LLC, as representatives of the several underwriters named therein, relating to the Notes. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Opinion of Counsel

The opinion of Kirkland & Ellis LLP, relating to the validity of the Notes, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 7, 2023 (the “Underwriting Agreement”), by and among the Company, the Guarantors and Morgan Stanley & Co. LLC, BofA Securities, Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities LLC as representatives of the underwriters named therein.
4.1	Base Indenture, dated as of November 10, 2023, by and between Ares Management Corporation and U.S. Bank Trust Company, National Association, as trustee.
4.2	First Supplemental Indenture, dated as of November 10, 2023, by and among Ares Management Corporation, Ares Holdings L.P., Ares Management LLC, Ares Investments Holdings LLC, Ares Finance Co. LLC, Ares Finance Co. II LLC, Ares Finance Co. III LLC and Ares Finance Co. IV LLC, as the guarantors, and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of 6.375% Senior Notes due 2028 (included in Exhibit 4.2).
5.1	Opinion of Kirkland & Ellis LLP
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION
Dated: November 13, 2023
	By:	/s/ Jarrod Phillips
	Name:	Jarrod Phillips
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)